UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 23, 2006

                                  BIOFIELD INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                      000-27848              13-3703450
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)


     1025 Nine North Drive, Alpharetta, Georgia              30004
      (Address of Principal Executive Offices)             (Zip Code)

       Registrant's Telephone Number, Including Area Code: (770) 740-8180


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement.

         Biofield Corp. ("Biofield") has granted to John Stephens, Biofield's Senior Vice President and Chief Financial Officer, an option to purchase 1,000,000 shares of Biofield's Common Stock, par value $.001 per share, at an exercise price equal to $0.04 per share.

         Biofield has further granted to Cri Hilmer, Biofield's Vice President of Sales, an option to purchase 100,000 shares of Biofield's Common Stock, par value $.001 per share, at an exercise price equal to $0.04 per share.

         These Options expire and terminate on February 23, 2011. The Options include registration rights to the extent that the resale of the shares of Common Stock underlying such Options is not registered on a Registration Statement filed with the Securities and Exchange Commission. If such shares are not registered for resale, Biofield is required to file a registration statement within ninety (90) days following the issuance of such shares.

         In addition to customary anti-dilution provisions, the options include certain anti-dilution rights which terminate upon the consummation of any transaction or series of transactions by which any person not affiliated with Dr. David M. Long, Jr. or his affiliates (the "Long Group"), directly or indirectly, obtains or otherwise controls an amount of Biofield's equity securities (or securities convertible into equity securities) that is greater than the equity securities held or controlled by the Long Group on February 23, 2006 (the "Trigger Event"). These anti-dilution rights provide, among other things more fully described in the Share Option Agreements, that in connection with Trigger Event, each of Mr. Stephens and Mr. Hilmer (together with Mr. Stephens, the "Optionees") shall be entitled to receive an adjustment to his respective Option so that each Optionee, upon exercise of his respective Option, would receive shares of Biofield Common Stock (or other securities, as the case may be) equal to the same percentage of Biofield Common Stock (on a fully-diluted basis) that such Optionee would have held at date of the grant if the Optionee had exercised such Option on the date of grant.

         These anti-dilution provisions, and other terms and conditions of the Options, are more fully-described in the Biofield Share Option Agreements filed as exhibits to this Report on Form 8-K.


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BIOFIELD INC.

Date:  February 23, 2006                By: /s/ JOHN D. STEPHENS
                                            ---------------------------------
                                            John D. Stephens
                                            Senior Vice President and
                                            Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit
No.                                Description
-------  -----------------------------------------------------------------------

  99.1 Biofield Corp. Share Option Agreement with John D. Stephens, dated as of February 23, 2006.
  99.2 Biofield Corp. Share Option Agreement with Cri Hilmer, dated as of February 23, 2006.